Total
FlexShares Real Assets Allocation Index Fund
FlexShares® Real Assets Allocation Index Fund
Fees And Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses	FlexShares Real Assets Allocation Index Fund
Management Fees	0.49%	[1]
Distribution (12b-1) Fees	none
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.46%
Total Annual Fund Operating Expenses	0.96%	[2]
Expense Reimbursement	(0.47%)	[3]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.49%
[1]	“Management Fees” have been restated to reflect current fees.
[2]	The “Total Annual Fund Operating Expenses” may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does include “Acquired Fund Fees and Expenses.”
[3]	Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses (“Acquired Fund Fees and Expenses”)) to the extent the “Total Annual Fund Operating Expenses” exceed 0.49%. This contractual limitation may not be terminated before March 1, 2024 without the approval of the Fund’s Board of Trustees. NTI also has contractually agreed until March 1, 2024 to waive a portion of its Management Fees and/or reimburse certain operating expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual agreements at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with
the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example	FlexShares Real Assets Allocation Index Fund USD ($)
1 Year	$ 50
3 Year	259
5 Year	485
10 Year	$ 1,135